SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): November 3, 2003

MOTIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware

0-23044

93-0976127

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

300 Knightsbridge Pkwy. Lincolnshire, IL 60069 (847) 478-4200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements.  These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.”  These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties.  We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our registration statement on Form S-1, as amended by our Form S-1/A (Reg. No. 333-87844).  All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements.  You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the “SEC”) from time to time.

Our forward-looking statements are based on information available to us today, and we will not update these statements.  Our actual results may differ significantly from the results discussed.

Cautionary Note

This Current Report on Form 8-K provides information on certain recent developments involving our company.  There have been a number of significant developments regarding our business, operations, financial condition, liquidity, and outlook since March 31, 2002, the most recent period with respect to which we have filed financial statements.  As discussed below under “Update on Status of Prior Period Financial Statements,” we are continuing to work on completing our prior period financial statements and related periodic reports.  Those reports, when filed, will contain detailed information regarding our business, results of operations, and liquidity, as well as recent developments and current matters, among other things.  All of the statements and information contained in this report are qualified in their entirety by reference to the more complete information to be included in our periodic reports on Forms 10-Q and 10-K described below.  We urge you to read such reports for more information regarding recent developments and current matters.

Item 5.  Other Matters

Update on Status of Prior Period Financial Statements

As previously disclosed in our Current Report on Form 8-K dated March 14, 2003, in November 2002 we initiated a process to seek the concurrence of the staff of the Securities and Exchange Commission, or SEC, with respect to our conclusions of the appropriate accounting treatment for certain transactions that occurred in 2000 and 2001 involving Mobile Satellite Ventures LP, or MSV, and Aether Systems, Inc.  This process was completed in March 2003.  The staff of the SEC did not object to certain aspects of our prior accounting with respect to the MSV and Aether transactions, but did object to other aspects of our prior accounting for these transactions.  For a description of the material differences between our original accounting treatment with respect to the MSV and Aether transactions and the revised accounting treatment that we concluded is appropriate as a result of this process, please see our Current Report on Form 8-K dated March 14, 2003.

The required adjustments to reflect the appropriate accounting treatment will cause material changes to our financial statements for certain line items in our previously reported results for the years ended December 31, 2000 and 2001 and the three months ended March 31, 2002.  As a result, investors should not rely on the financial statements or related financial information previously reported by us for such periods.

We are currently completing the restatements of our financial statements for the years ended December 31, 2000 and 2001, and the preparation of our financial statements for the periods from January 1, 2002 to April 30, 2002 and from May 1, 2002 to December 31, 2002, and independent accounting firms are in the process of auditing those financial statements.  We expect to file our annual report on Form 10-K for the year ended December 31, 2002 within 30 to 60 days of the date hereof.  Concurrently with the filing of such Form 10-K, we intend to also file an amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2002, and quarterly reports on Form 10-Q for the quarters ended June 30, 2002, and September 30, 2002.

We plan to file our quarterly reports on Form 10-Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003 as soon as practicable after the filing of our reports on Forms 10-Q and 10-K for the year 2002.   We do not expect to file our quarterly report on Form 10-Q for the quarter ended September 30, 2003 by the due date for such report.  We also plan to file amended annual reports on Form 10-K for the years ended December 31, 2000 and 2001, as soon as practicable after the release of our 2002 Forms 10K and 10-Q.

Sale of SMR Licenses to Nextel Communications, Inc.

As previously disclosed in our current report on Form 8-K dated August 6, 2003, our wholly owned subsidiary, Motient Communications Inc. (“Motient Communications”), entered into an agreement with Nextel Communications, Inc. (“Nextel”) on July 29, 2003 to sell to Nextel certain of its Specialized Mobile Radio (“SMR”) licenses issued by the Federal Communications Commission for approximately $3.4 million.  We have already received payments totaling $1 million from Nextel for these SMR licenses.   The balance of the consideration will be paid by Nextel upon the completion of certain customary closing conditions, including approval of the FCC.  We expect to receive such FCC approval shortly.

UPS Revenue

United Parcel Service (“UPS”), the Company’s largest customer as of December 31, 2002 and June 30, 2003 has begun a planned partial migration to next generation network technology, and its monthly airtime usage of the Company’s network has begun to decline.  Although UPS signed a long-term contract extension with the Company in May 2003, there are no minimum purchase requirements under the contract and the contract may be terminated by UPS on 30 days’ notice.  While the Company expects that UPS will remain a significant customer for the foreseeable future, over time the Company expects that the bulk of UPS’s units will migrate to another network.

Until June of 2003, UPS had maintained its historical level of payments to mitigate the near-term revenue and cash flow impact of its recent and anticipated continued reduced network usage.  However, beginning in July of 2003, the revenues and cash flow from UPS have declined significantly.  Also, due to an arrangement entered into in December 2002 under which UPS prepaid for network airtime to be used by it in 2004, the Company does not expect that UPS will be required to make any cash payments to the Company in 2004 for service to be provided in 2004.  If UPS does not make any cash payments to the Company in 2004, the Company’s cash flows from operations in 2004 will decline, and its liquidity and capital resources could be materially and negatively affected.  The Company is planning a number of initiatives to offset the loss of revenue and cash flow from UPS, including the following:

•                  further reductions in the Company’s network infrastructure costs;

•                  growth in new revenue from the Company’s carrier relationships with Verizon Wireless and T-Mobile, under which the Company plans to sell voice and data services on such carrier’s next generation wireless networks as a master agent;

•                  increased revenue from the Company’s various telemetry applications and initiatives; and

•                  enhancements to the Company’s liquidity which are expected to involve the sale of certain frequency assets, such as the sale of certain SMR licenses to Nextel.

There can be no assurance that these initiatives will offset the loss of revenue and cash flow from UPS.

Update on Liquidity

As of September 30, 2003, we had approximately $3.6 million of cash on hand and short-term investments.

Based on our current projections, and assuming continued availability of the remaining available funding under our $12.5 million term credit agreement (the “Credit Agreement”), we estimate that we have sufficient funding sources to sustain operations until cash flow generated from operations exceeds operating expenses, which we expect to occur sometime in fourth quarter of 2004 at the earliest.

There is no assurance that we will be able to meet our projections, and our future financial performance could also be negatively affected by unforeseen factors and unplanned expenses.  Also, our ability to borrow funds under the Credit Facility is subject to satisfaction of certain conditions contained in the Credit Agreement, including our continued compliance with certain financial and operating covenants.  As discussed in more detail below, we have failed to comply with certain of these covenants in recent months.

We continue to pursue additional funding alternatives.  Other alternatives for raising additional funds include the issuance of debt or equity securities, other borrowings under secured or unsecured loan arrangements, and sales of assets.   There can be no assurance that additional funds will be available to us on acceptable terms or in a timely manner.

Our projected cash requirements are based on certain assumptions about our business model and projected growth rate, including, specifically, assumed rates of growth in subscriber activations and assumed rates of growth of service revenue.  While we believe these assumptions are reasonable based on recent results, these growth rates continue to be difficult to predict and there is no assurance that the actual results that are experienced will meet the assumptions included in our business model and projections.  If our future results of operations are significantly less favorable than currently anticipated, our cash requirements will be more than projected, and we may require additional financing in amounts that will be material.  The type, timing and terms of financing that we select will be dependent upon our cash needs, the availability of financing sources and the prevailing conditions in the financial markets.  We cannot guarantee that additional financing sources will be available at any given time or available on favorable terms.

As of September 30, 2003, we had approximately $36.7 million of debt outstanding.  Some of these debt obligations have current interest and principal requirements.  Our operating cash flow may not be adequate to pay the principal and interest payments on this indebtedness when due, as well as to fund all of our contemplated capital expenditures.  Some of these debt obligations also have certain minimum covenant requirements.  As of October 31, 2003, we have drawn $4.5 million under our $12.5 million secured term credit facility.  We have provided the lenders under such facility with notice of, and received waivers with respect to, defaults of certain financial covenants for the months of April, May, June, July and August 2003.  Our future operating results may cause us to fail to satisfy minimum covenant requirements in future periods, which could lead to events of default and acceleration of our outstanding obligations under our term credit facility.  There can be no assurance that the lenders under such facility will continue to grant us waivers from any such future defaults.

Summary of Risk Factors

Our future operating results could be adversely affected by a number of uncertainties and factors, including:

•                  our ability, and our resellers’ ability, some of whom are in bankruptcy, to attract and retain customers,

•                  our ability to further reduce operating expenses and thereby reduce our cash burn rate,

•                  our ability to secure additional financing necessary to fund anticipated capital expenditures, operating losses and any remaining debt service requirements,

•                  our ability to convert customers who have purchased devices from us into active users of our airtime service and thereby generate revenue growth,

•                  the timely roll-out of certain key customer initiatives and the launch of new products or the entry into new market segments, which may require us to continue to incur significant operating losses,

•                  our ability to fully recover the value of our inventory in a timely manner,

•                  our ability to procure new inventory in a timely manner in the quantities, quality, price and at the times required,

•                  our ability to gain market acceptance of products and services, including eLink and BlackBerryTM by Motient,  and our ability to make a profit thereon,

•                  our ability to respond and react to changes in our business and the industry because we have limited liquidity,

•                  our ability to modify our organization, strategy and product mix to maximize the market opportunities as the market changes,

•                  our ability to manage growth effectively,

•                  competition from existing companies that provide services using existing communications technologies and the possibility of competition from companies using new technology in the future,

•                  our ability to maintain, on commercially reasonable terms, or at all, certain technologies licensed from third parties, including, but not limited to, our rights to sell and distribute handheld devices manufactured by Research In Motion Limited (“RIM”) and the wireless email service known as BlackBerry(TM) by Motient, which rights may be challenged or jeopardized as a result of a recent jury verdict finding that RIM’s technology for such products and services infringed certain intellectual property owned by NTP, Inc.,

•                  our dependence on technology we license from Motorola, which may become available to our competitors,

•                  the loss of one or more of our key customers,

•                  our ability to retain key personnel, especially in light of our recent headcount reductions,

•                  our ability to keep up with new technological developments and incorporate them into our existing products and services and our ability to maintain our proprietary information and intellectual property rights,

•                  our dependence on third party distribution relationships to provide access to potential customers,

•                  our ability to expand our networks on a timely basis and at a commercially reasonable cost, or at all, as additional future demand increases,

•                  the risk that Motient could incur substantial costs if certain proposals regarding spectrum reallocation, that are now pending with the FCC, are adopted, and

•                  regulation by the FCC.

For a more complete description of the above factors, please see the section entitled “Risk Factors” in Motient’s registration statement on Form S-1, as amended by our Form S-1/A, (Reg. No. 333-87844).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

	By:	/s/Walter V. Purnell, Jr.
Walter V. Purnell, Jr.
President and Chief
Executive Officer

Date: November 3, 2003